UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

September 26, 2007

US Airways Group, Inc.
(Commission file number: 1-8444)
(Exact Name of Registrant as specified in its charter)
Delaware	54-1194634
(State of Incorporation of the registrant)	(I.R.S. Employer Identification No.)

111 West Rio Salado Parkway, Tempe, Arizona 85281
(Address of principal executive offices)
(480) 693-0800
(Registrant's telephone number, including area code)

US Airways, Inc.
(Commission file number: 1-8442)
(Exact Name of Registrant as specified in its charter)
Delaware	53-0218143
(State of Incorporation of the registrant)	(I.R.S. Employer Identification No.)

111 West Rio Salado Parkway, Tempe, Arizona 85281
(Address of principal executive offices)
(480) 693-0800
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 8.01 below is incorporated herein by reference.

Item 8.01     Other Events.

On September 26, 2007, as part of the integration efforts following the merger of US Airways Group, Inc. ("US Airways Group") and America West Holdings Corporation ("America West Holdings") in September 2005, America West Airlines, Inc. ("AWA") surrendered its Federal Aviation Administration ("FAA") operating certificate. As a result, all future airline operations will be conducted under US Airways, Inc.'s ("US Airways") FAA operating certificate.  In connection with the combination of all airline operations under one FAA operating certificate, US Airways Group contributed one hundred percent of its equity interest in America West Holdings, the parent company of AWA, to US Airways. In addition, AWA transferred substantially all of its assets and liabilities to US Airways. All off-balance sheet commitments of AWA were also transferred to US Airways. Specifically, there are 18 pass through trusts that have issued over $1.4 billion of pass through trust certificates (also known as "Enhanced Equipment Trust Certificates" or "EETCs") covering the financing of 54 aircraft and three engines that were leased to AWA. As of September 26, 2007, approximately $714 million of principal amount of pass through certificates was outstanding. All of AWA's obligations with respect to those pass through trusts and the leases of the related aircraft and engines have now been transferred to US Airways. As a result of the transfer of AWA's obligations, the leases are now direct obligations of US Airways. The pass through trust certificates are not the direct obligations of, nor are they guaranteed by, US Airways. In addition, neither US Airways Group nor US Airways guarantee or participate in any way in the residual value of the leased aircraft. Because all of the aircraft and engines financed by the certificates issued by the pass through trusts are subject to leveraged lease financings, neither the lease obligations nor the certificates are reflected as debt on the balance sheets of either US Airways Group or US Airways.

Pilots, flight attendants, and ground and maintenance employees will continue to work under terms of transition agreements reached after the merger and/or the terms of their respective collective bargaining agreements.

A copy of the Company's press release regarding the receipt of single FAA certification is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits

(c)   Exhibits
Exhibit Number	Description
99.1	Press release dated September 26, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
US Airways Group, Inc. (REGISTRANT)
Date: September 27, 2007	By: /s/ Janet Dhillon Janet Dhillon Senior Vice President and General Counsel
US Airways, Inc. (REGISTRANT)
Date: September 27, 2007	By: /s/ Janet Dhillon Janet Dhillon Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated September 26, 2007.